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                                                                    Exhibit 10.3


        CRITICAL PATH, INC. AMENDED AND RESTATED 1998 STOCK OPTION PLAN
               NOTICE OF EXERCISE OF STOCK OPTION (EARLY EXERCISE)


OPTIONEE INFORMATION:

Name:    William McGlashan, Jr.              Social Security Number:

Address: _______________________________     Phone Number (Work): ___________

         _______________________________     Phone Number (Home): ___________



OPTION INFORMATION:

Date of Grant:  May 8, 2002
                                             Type of Option: [X] Nonstatutory or
Total number of shares of Common Stock of                    [ ] Incentive
Critical Path, Inc. (the "Company")
covered by option: 1,000,000 shares          Exercise Price per Share: $1.74



EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now: 1,000,000. (These shares are referred to below as the "Purchased Shares.")

Total Exercise Price for the Purchased Shares:  $1,740,000.

Form of payment enclosed [CHECK ALL THAT APPLY]:

[ ] Check for $________,  [ ] Certificate(s) for _________ shares of the Common
    made payable to           Stock of the Company that I have owned for at
    "Critical Path, Inc."     least six months or have purchased in the open
                              market. (These shares will be valued as of the date when this notice is received by the Company.)

[X] Full-recourse         [ ] Attestation Form covering _________ shares of the
    promissory note for       Common Stock of the Company. (These shares will be
    $1,740,000, payable       valued as of the date this notice is received by
    to "Critical Path,        the Company.)
    Inc."

Name(s) in which the Purchased Shares should be registered [YOU MUST CHECK ONE]:

[ ] In my name only                            My spouse's name (if applicable):

[ ] In the names of my spouse and myself as community property

[ ] In the names of my spouse and myself as    _________________________________
    joint tenants with the right of
    survivorship

The certificate for the Purchased         ______________________________________
Shares should be sent to the following
address:                                  ______________________________________

                                          ______________________________________


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ACKNOWLEDGMENTS:

1. I understand that all sales of Purchased Shares are subject to compliance with the Company's policy on securities trades and the Restrictions on Resale provision of the Option Agreement. I also understand that the Purchased Shares and any proceeds from the sale of Purchased Shares may be subject to Forfeiture pursuant to the terms of the Option Agreement.

2. I hereby acknowledge that I received and read a copy of the prospectus describing the Company's AMENDED AND RESTATED 1998 STOCK OPTION PLAN and the tax consequences of an exercise.

3. In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4. I acknowledge that the Purchased Shares may remain subject to the Company's right of repurchase at the exercise price in accordance with the applicable Option Agreement. I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Option Agreement.

5. I acknowledge that I have received information regarding the federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility--and not the Company's responsibility--to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

SIGNATURE:

/s/ William McGlashan     May 8, 2002
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                             SECTION 83(b) ELECTION

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

      (1)   The taxpayer who performed the services is:

            Name:     William McGlashan, Jr.

            Address:  ______________________________________
                      ______________________________________

            Social Security No.:

      (2) The property with respect to which the election is made is 1,000,000 shares of the common stock of Critical Path, Inc.

      (3)   The property was transferred on May 8, 2002.

      (4) The taxable year for which the election is made is the calendar year 2002.

      (5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a 3-year period ending on May 8, 2005.

      (6) The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $1.74 per share.

      (7)   The amount paid for such property is $1.74 per share.

      (8) A copy of this statement was furnished to Critical Path, Inc. for whom taxpayer rendered the services underlying the transfer of such property.

      (9)   This statement is executed on May 8, 2002.



                                          /s/ William McGlashan
______________________________________    ______________________________________
Signature of Spouse (if any)              Signature of Taxpayer

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WHERE THE OPTIONEE FILES HIS OR HER FEDERAL INCOME TAX RETURNS AND MUST BE FILED WITHIN 30 DAYS AFTER THE DATE OF PURCHASE. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. THE OPTIONEE MUST RETAIN TWO COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.